================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                           ---------------------------


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                           ---------------------------


      Date of Report (Date of earliest event reported): February 5, 2001


                        SPANISH BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

                    DELAWARE                           000-27823                             13-3827791
             -------------------                      ---------                             ----------
     (State or other jurisdiction                    (Commission                          (IRS Employer
           of incorporation)                         File Number)                      Identification No.)


         2601 SOUTH BAYSHORE DRIVE, COCONUT GROVE, FLORIDA                                     33133
----------------------------------------------------------------------------------------------------------

              (Address of principal executive offices)                                 (Zip Code)

Registrant's telephone number, including area code:             (305) 441-6901

                          ---------------------------
         (Former name or former address, if changed since last report.)
================================================================================

                         TABLE OF ADDITIONAL REGISTRANTS

--------------------------------------------------------------------------------------------------------------------
                                                                               PRIMARY STANDARD
                                                             STATE OR OTHER       INDUSTRIAL       I.R.S. EMPLOYER
                                                             JURISDICTION OF    CLASSIFICATION     IDENTIFICATION
NAME                                                          INCORPORATION         NUMBER             NUMBER
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of California, Inc.........        California            4832            92-3952357
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System Network, Inc...............         New York             4899            13-3511101
--------------------------------------------------------------------------------------------------------------------
SBS Promotions, Inc....................................         New York             7999            13-3456128
--------------------------------------------------------------------------------------------------------------------
SBS Funding, Inc.                                               Delaware             4832            52-6999475
--------------------------------------------------------------------------------------------------------------------
Alarcon Holdings, Inc..................................         New York             6512            13-3475833
--------------------------------------------------------------------------------------------------------------------
SBS of Greater New York, Inc...........................         New York             4832            13-3888732
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of Florida, Inc............          Florida             4832            58-1700848
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of Greater Miami, Inc......         Delaware             4832            65-0774450
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of Puerto Rico, Inc........         Delaware             4832            52-2139546
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc.......................        New Jersey            4832            13-3181941
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of Illinois, Inc...........         Delaware             4832            36-4174296
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of San Antonio, Inc........         Delaware             4832            65-0820776
--------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System of Puerto Rico, Inc........        Puerto Rico           4832            66-0564244
--------------------------------------------------------------------------------------------------------------------

Item 1.           Changes in Control of the Company.

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable

Item 3.           Bankruptcy or Receivership.

                  Not Applicable.

Item 4.           Changes in Company's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

         The annual meeting (the "Annual Meeting") of the shareholders of Spanish Broadcasting System, Inc., a Delaware corporation (the "Company") has been re-scheduled from February 9, 2001 to March 5, 2001.

         The Annual Meeting will be held on Monday, March 5, 2001, at 11:30 a.m., in the Continental Ballroom of the Wyndham Grand Bay, 2669 South Bayshore Drive, Miami, Florida 33133.

Item 6.           Resignation of Company's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not Applicable

Item 8.  Change in Fiscal Year.

                  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SPANISH BROADCASTING SYSTEM, INC.
                               (Registrant)



February 8, 2001               /s/ Joseph A. Garcia
                               ----------------------------------------------
                               Joseph A. Garcia
                               Chief Financial Officer, Executive Vice President
                               and Secretary